Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 230,546.23$ 17% 8.00% 2.00% 3.00% 5.00% 35.00% 80,691.18$ Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 150,961.49$ 17% 6.00% 2.00% 2.00% 3.00% 30.00% 45,288.45$ 125,979.63$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 230,546.23$ Base Salary Percent 150,961.49$ Bonus potential 35% Bonus Potential 32% 1. EBITDA 8% 1. EBITDA 6% Budgeted 3% 6,916.39$ Budgeted 3% $3,019.23 plus 10% 3% 6,916.39$ plus 10% 2% $3,019.23 plus 15% 2% 4,610.92$ plus 15% 1% $1,509.61 2. Debt Service Removed for 2021 2. Debt Service removed for 2021 Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,305.46$ SEC Reporting 2% $3,019.23 MPCA Air Permits 1% 2,305.46$ Audit 1% $1,509.61 Federal Rail/State Rail/OSHA 1% 2,305.46$ SEC Reporting 2% 4,610.92$ 4. Operations/Yield 2% 4. Financial Reports 2% 2.96 1% 2,305.46$ Monthly On Time 1% $1,509.61 2.99 1% 2,305.46$ Quarterly 1% $1,509.61 5. Increase Share Value/Distribution 1% 2,305.46$ 3% 5. Increase Share Value/Distribution 1% $1,509.61 3% 1% 2,305.46$ 6% 1% $1,509.61 6% 6. New Technology Reviewed 1% 2,305.46$ 6. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Book} Percent 17% Net Income {Book} Percent 17% $2.0 - $2.5 MM 1% 2,305.46$ $2.0 - $2.5 MM 1% $1,509.61 $2.5 - $3.0 MM 1% 2,305.46$ $2.5 - $3.0 MM 1% $1,509.61 $3.0 - $3.5 MM 1% 2,305.46$ $3.0 - $3.5 MM 1% $1,509.61 $3.5 - $4.0 MM 1% 2,305.46$ $3.5 - $4.0 MM 1% $1,509.61 $4.0- $4.5 MM 1% 2,305.46$ $4.0- $4.5 MM 1% $1,509.61 $4.5 - $5.0 MM 1% 2,305.46$ $4.5 - $5.0 MM 1% $1,509.61 $5.0 - $5.5 MM 1% 2,305.46$ $5.0 - $5.5 MM 1% $1,509.61 $5.5 - $6.0 MM 1% 2,305.46$ $5.5 - $6.0 MM 1% $1,509.61 $6.0 - $6.5 MM 1% 2,305.46$ $6.0 - $6.5 MM 1% $1,509.61 $6.5 - $7.0 MM 1% 2,305.46$ $6.5 - $7.0 MM 1% $1,509.61 $7.0 - $ 7.5 MM 1% 2,305.46$ $7.0 - $ 7.5 MM 1% $1,509.61 $7.5 - $8.0 MM 1% 2,305.46$ $7.5 - $8.0 MM 1% $1,509.61 $8.0 - $8.5 MM 1% 2,305.46$ $8.0 - $8.5 MM 1% $1,509.61 $8.5 - $9.0 MM 1% 2,305.46$ $8.5 - $9.0 MM 1% $1,509.61 $9.0 - $9.5 MM 1% 2,305.46$ $9.0 - $9.5 MM 1% $1,509.61 $9.5 - $10.0 MM 1% 2,305.46$ $9.5 - $10.0 MM 1% $1,509.61 $10.0 - $10.5 MM 1% 2,305.46$ $10.0 - $10.5 MM 1% $1,509.61 80,691.18$ $43,778.82 Highwater Ethanol Incentive Program Fiscal 2021